SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               STAR STRUCK, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

================================================================================
This definitive proxy statement has been revised to include the form of proxy, which was omitted in the definitive proxy statement that filed March 29, 2002.
================================================================================

                                STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              --------------------


To the Shareholders:

          The Annual Meeting of Shareholders of Star Struck, Ltd., a Delaware corporation (the "Company"), will be held at 8 F. J. Clarke Circle, Bethel, Connecticut 06801, at 9:00 a.m., local time, on May 7, 2002, for the following purposes:

          1.   To elect the members of the Board of Directors.

          2. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

          The Board of Directors of the Company has fixed the close of business on March 29, 2002 as the record date for the Annual Meeting. Only holders of the Company's shares at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

          The Annual Report of the Company for the fiscal year ended December 31, 2001 is being sent to Shareholders with the mailing of this Notice of Annual Meeting of Shareholders and Proxy Statement.

                                        By Order of the Board of Directors



                                        Peter Nisselson, Secretary

Larchmont, New York
March 29, 2002

                             YOUR VOTE IS IMPORTANT

          THE PRESENCE, IN PERSON OR BY PROXY, OF HOLDERS OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES IS REQUIRED TO CONSTITUTE A QUORUM. IT IS THEREFORE IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THE BOARD OF DIRECTORS OF THE COMPANY HAS AUTHORIZED THE SOLICITATION OF PROXIES. PLEASE MARK, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS. AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, THOSE SHARES WILL BE VOTED AS THE NAMED PROXIES IN THEIR BEST JUDGMENT MAY DECIDE.

                                STAR STRUCK, LTD.
                               1865 Palmer Avenue
                            Larchmont, New York 10538

                              --------------------

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                              --------------------


                          To be held on May 7, 2002 or
                          as such date may be adjourned


                                VOTING SECURITIES

          The Company has one class of capital stock, consisting of common stock, par value $1.00 per share (the "Shares"), entitled to vote at the Annual Meeting of Shareholders. Each of the outstanding Shares entitles its holder to one vote. 2,025,899 Shares were issued and outstanding at the close of business on March 29, 2002 (the "Record Date"). Only holders of record of Shares as of the Record Date will be entitled to notice of and to vote at the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.


                     SOLICITATION AND REVOCATION OF PROXIES

          The enclosed proxy is for use only at the Annual Meeting of Shareholders to be held May 7, 2002 and any and all adjournments thereof. It is solicited on behalf of the Board of Directors of the Company.

          The approximate date this proxy statement and accompanying materials are first being sent to security holders is April 12, 2002.

          Shares represented by properly executed proxies will be voted and will be voted in accordance with the instructions contained therein. If no instructions are indicated, such shares will be voted FOR the election of the nominees as directors. As to any other business that may properly come before the meeting or any adjournment or adjournments thereof, such shares will be voted as the named proxies in their best judgment may decide. A shareholder may revoke his or her proxy at any time prior to its exercise at the Annual Meeting of Shareholders. A shareholder may revoke his or her proxy by filing with the Secretary of the Company (at the Company's address indicated above) an instrument revoking it or by similarly filing a duly executed proxy bearing a later date or by appearing at the Annual Meeting of Shareholders and voting in person.

          In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone or telegram.

          The expense of making the solicitation will consist of preparing and mailing the proxies and Proxy Statement, any expenses incurred by Company representatives in making the contacts described above, the charges of brokerage houses and other custodians, nominees and fiduciaries forwarding documents to security owners and costs of returning proxies, and any incidental expenses. The costs of this proxy solicitation, will be borne by the Company. Such costs are expected to be those normally expended for a solicitation for an election of directors in the absence of a contest, including costs represented by salaries and wages of regular employees.

                       NOMINEES FOR ELECTION AS DIRECTORS

ELECTION

          The presence, in person or by proxy, of the record holders of a majority of the shares of stock entitled to be voted at the meeting constitutes a quorum for the conduct of business. If a quorum is present, the affirmative vote of the record holders of a majority of the shares of stock voting at the meeting in person or by proxy is necessary to elect directors. Abstentions and broker non-votes are included in the determination of the existence of a quorum but are not to be included in determining the number of votes cast.

          Proxies received in response to this solicitation will be voted, unless such authority is withheld, FOR the election of the seven persons named in this section as nominees for the Board of Directors.

          Each Director will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies.

          There is no reason to believe that any of the nominees will, prior to the date of the Annual Meeting of Shareholders, refuse or be unable to accept election. If any nominee refuses or becomes unable to accept election, it is the intention of the persons named in the proxy to vote for such other person or persons as the current Board of Directors may recommend.

BACKGROUND INFORMATION

          The following table sets forth information as to the principal occupations of the nominees. The information presented below is based in part on information received from the respective persons and in part on the Company's records.


                                             YEAR FIRST
                                             APPOINTED
     NAME AND                                    AS
     PRINCIPAL OCCUPATION                     DIRECTOR        AGE
     --------------------                    ----------       ---
 Lawrence J. Goldstein.............             1984          66
  Vice President, Treasurer,
  and Director

  Vice President and Treasurer of the
  Company since 1985; General Partner
  of Santa Monica Partners, an investment
  partnership, since 1982; Vice President
  of the Company's subsidiary, Star Struck, Inc. ('SSI')


Kenneth Karlan.....................             1992          49
 President and Director

 President of the Company since 1999;
 Vice President of the Company from 1994
 to 1999; since 1984, President of SSI


Robert Morris......................             1985          67
 Director

 President of Dunhill
 Personnel Search since prior
 to 1980


Peter M. Nisselson.................             1984          66
  Chairman of the Board, Secretary
  and Director

  Chairman of the Board since 1999

  President of the Company from
  1985 to 1999 and Secretary
  since 1985; President of PN
  Investments, Inc., a Private
  investment company, from 1981
  to 1994; Vice President of SSI

                                                     Year First
                                                     Appointed
                  Name and                              as
                  PRINCIPAL OCCUPATION                DIRECTOR        AGE
                  --------------------                --------        ---

         Arthur Salzfass........                        1985           67
          Director

          President of Rutledge Books, Inc.,
          a subsidy publisher since 1997.
          Chairman of MicroInfo, a consulting
          business, since approximately 1985;
          from October 1993 to June 1994,
          President and CEO of USFI, Inc.,
          an international telephone call-
          back company


         Keith Sessler..............                    1992           46
          Vice President and Director

          Since 1987, Vice President and
          Secretary of SSI

         Michael Sweedler........                       1984           66
          Director

          Attorney and partner of Darby &
          Darby, a New York law firm, since
          prior to 1979

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          No person, who, at any time during the year ended December 31, 2001, was a director, officer or beneficial owner of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2001, or prior years ended December 31. The foregoing is based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2001 and certain written representations.

ADDITIONAL INFORMATION

          The Company knows of no arrangement or understanding between any nominee for director and any other person, pursuant to which he was or is to be selected as nominee.

          Messrs. Karlan, Nisselson and Sessler receive no compensation for attending directors' meetings. Messrs. Goldstein, Morris, Salzfass and Sweedler receive $300 for each directors' meeting attended.

          The Company does not have standing nominating or compensation committees of the Board of Directors or other committees performing similar functions. The Company has designated an Option Committee consisting of Kenneth Karlan, Peter Nisselson and Keith Sessler pursuant to the 1992 Plan. The Option Committee selects participants in the Company's 1992 Incentive Stock Option Plan and determines the amount of awards pursuant to the Plan. The Option Committee held one meeting in 2001, which all members attended. The Company has also designated an Audit Committee consisting of Robert Morris and Arthur Salzfass. The Audit Committee reviews and coordinates the auditing of the Company's financial statements. The Audit Committee held one meeting in 2001, which all members attended.

          The Board of Directors held three meetings during 2001. Each of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a Director.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

          The following table sets forth all compensation paid by the Company during the year ended December 31, 2001 to the Chief Executive Officer and the other executive officers whose total compensation exceeded $100,000.

                                                    SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Annual Compensation
-----------------------------------------------------------------------------------------------------------------------------------

   Name And Principal                                                                                             Other Annual
       Position                             Year                 Salary($)                Bonus($)             Compensation ($)(1)
         (a)                                 (b)                    (c)                     (d)                        (e)
-----------------------------------------------------------------------------------------------------------------------------------
Peter M.Nisselson,                          2001                   46,000                    0                         0
  Chairman                                  2000                  131,000                    0                         0
    and Secretary(2)                        1999                   82,000                    0                         0

Kenneth Karlan,                             2001                  117,000                    0                         0
  President(3)                              2000                  146,000                    0                         0
                                            1999                  188,000                    0                         0

Keith Sessler,                              2001                   92,000                    0                         0
   Vice President                           2000                  121,000                    0                         0
                                            1999                  140,000                    0                         0

----------

(1) None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total salary and bonus.

(2) Mr. Nisselson has been Chairman since May 2, 1999, and Secretary since prior to 1999. He was President prior to May 2, 1999.

(3) Mr. Karlan has been President since May 2, 1999 and was Vice President from prior to May 2, 1999.

          No long term compensation was amended to, earned or paid to any executive officer in 1999, 2000 or 2001.

          No executive officer received or exercised any stock option or stock appreciation rights in 1999, 2000 or 2001.

          The Company knows of no arrangement or understanding between any executive officer and any other person, pursuant to which he was or is to be selected as an officer.

                        SECURITY OWNERSHIP OF MANAGEMENT

          The following table describes the ownership of all directors and nominees of Common Shares, each of the named executive officers and the directors and executive officers of the Company as a group as of March 22, 2002.

REVISE

                                                               Amount of
                    Name of                                    Beneficial                       % of
               BENEFICIAL OWNER                                 OWNERSHIP                      CLASS
               ----------------                                 --------                       -----
Peter M. Nisselson                                              809,352                       39.95%
Lawrence J. Goldstein                                           172,700(1)                     8.52%
Kenneth Karlan                                                  272,778                       13.46%
Robert Morris                                                     4,500                         .22%
Arthur Salzfass                                                   2,000                         .10%
Keith Sessler                                                   272,778                       13.46%
Michael Sweedler                                                  7,000                         .35%
                                                              ---------                       -----

Total  of all  officers  and  directors  as a
group (7 persons)                                             1,541,108                       76.06%

----------
(1) Includes 77,700 shares owned by Lawrence J. Goldstein directly, and the following shares, which may be deemed owned beneficially by Lawrence J.
     Goldstein: 53,600 shares owned by the L.J. Goldstein & Company, Incorporated Pension Plan; 5,000 shares owned by the Keogh Plan for Lawrence J. Goldstein; 36,400 shares owned by the Individual Retirement Account of Lawrence J. Goldstein.

                  OTHER PRINCIPAL HOLDERS OF VOTING SECURITIES

          The following table describes the share ownership of each person known to the Company, in addition to management, the nominees for directors and directors and officers as a group, to be a "beneficial owner" (as that term is defined in the regulations of the Securities and Exchange Commission) of more than 5% of the Company's Common Shares as of March 22, 2002.

                                             Amount of
Name and Address                             Beneficial     % of
OF BENEFICIAL OWNER                          OWNERSHIP      CLASS
-------------------                          ----------     -----
Rosalind Davidowitz                           113,885       5.62%
7 Sutton Place South
Lawrence, NY 11559

J. Morton Davis                               113,885(1)    5.62%
44 Wall Street
New York, NY 10005

----------
(1) Consists entirely of the 113,885 shares listed above as beneficially owned by Ms. Davidowitz. Such shares may be deemed beneficially owned by Mr. Davis.


REPORT OF THE AUDIT COMMITTEE

          The Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended December 31, 2001.

          The Committee received and reviewed a written communication from the independent auditors covering the matters required to be discussed by Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications and SAS No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of American Institute of Certified Public Accountants.

          The Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board.

          Based on the above, the Committee recommends to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                        Submitted by the Audit Committee:
                                        Arthur Salzfass
                                        Robert Morris

                                    AUDITORS

          DiSanto Bertoline & Company, P.C. ("DiSanto") served as the Company's independent public accountants for 2001 and have been retained to serve as the Company's independent public accountants for 2002. Representatives of DiSanto are not expected to be present at the Annual Meeting of Shareholders.

          Arthur Andersen LLP ("Andersen"), which had served as the Company's independent accountants for prior years, was dismissed by the Company on April 20, 2001. Neither of Andersen's reports on the financial statements of the Company for the years ended December 31, 2000 and December 31, 1999 contained any adverse opinion or disclaimer of opinion and neither was qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors. Since December 31, 1998, the Company has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its report. Since December 31, 1998, no event occurred that is required to be disclosed pursuant to paragraph (a)(1)(iv) of Item 304 of Regulation S-B. DiSanto was retained by the Company on April 20, 2001 as the Company's new independent accountants to audit the Company's financial statements. Since December 31, 1998, the Company did not consult DiSanto regarding any matter required to be disclosed pursuant to paragraph (a)(2) of Item 304 of Regulation S-B.


                                   AUDIT FEES

          DiSanto billed the Company an aggregate of $38,000 as fees for professional services rendered for the audit of the Company's annual financial statement for 2001 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year.

             FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

          DiSanto did not perform and did not bill for any financial information systems design or implementation services for the Company in 2001.



                                 ALL OTHER FEES

          DiSanto did not perform and did not bill for any other services for the Company in 2001.

                 SHAREHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING

          The Company anticipates that the 2003 Annual Meeting of Shareholders will be held on or about May 6, 2003. All shareholders' proposals to be considered for inclusion in the Company's Proxy Statement for presentation at that meeting must be received at the principal executive offices of the Company no later than the close of business on December 1, 2002.

                                  OTHER MATTERS

          The management of the Company knows of no other matters to be considered at the Annual Meeting. However, if any matter other than those referred to herein should properly come before the Annual Meeting, the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

          The Company will provide, without charge, a copy of the Company's Form 10-KSB (without exhibits), to each person to whom a proxy statement is delivered, upon written or oral request of such person. A copy of the Form will be sent by first class mail or other equally prompt means within one business day of receipt of such request. Any person desiring a copy of the Form 10-KSB should contact the Company's Corporate Secretary at Star Struck, Ltd., 1865 Palmer Avenue, Larchmont, New York 10538 (telephone: (914) 833-0649).


                                        By order of the Board of Directors




                                        Peter Nisselson, Secretary

Larchmont, New York
March 29, 2002

--------------------------------------------------------------------------------
     PROXY - STAR STRUCK, LTD.
--------------------------------------------------------------------------------

     8 F.J. CLARK CIRCLE, BETHEL, CT 06801

ANNUAL MEETING OF SHAREHOLDERS -- May 7, 2002
This proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Peter Nisselson, and Lawrence J. Goldstein and each of them, as proxies, with power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Star Struck, Ltd. on May 7, 2002 or any adjournment thereof, and to vote all of the shares of common stock which the undersigned would be entitled to vote at said meeting if then personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAME IN PROPOSAL 1.


                            YOUR VOTE IS IMPORTANT!
           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                                                        000000 0000000000 0 0000
     STAR STRUCK, LTD.
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
     MR A SAMPLE
     DESIGNATION (IF ANY)
     ADD 1
     ADD 2                                              Holder Account Number
     ADD 3
     ADD 4                                              C 1234567890  J N T
     ADD 5
     ADD 6

Use a BLACK pen. Print in
CAPITAL letters inside the grey
areas as shown in this example.    [A] [B] [C] [1] [2] [3] [X]

                                   [ ] Mark this box with an X if you have made
                                       changes to your name or address above.

--------------------------------------------------------------------------------
     Annual Meeting Proxy Card
--------------------------------------------------------------------------------

/A/  Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.


                              FOR   WITHHOLD
01 - Peter Nisselson          [_]     [_]
02 - Lawrence J. Goldstein    [_]     [_]
03 - Kenneth Karlan           [_]     [_]
04 - Robert Morris            [_]     [_]
05 - Arthur Salzlass          [_]     [_]
06 - Keith Sessler            [_]     [_]
07 - Michael Sweedler         [_]     [_]

In their discretion, the persons hereby appointed as proxies are authorized to vote upon such other business as may properly come before the meeting and, in the event any of the foregoing nominees is unable to serve or for good cause will not serve, for a substitute nominee designated by the Board of Directors.


/B/ AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please sign as your name appears hereon. If stock is held jointly, each joint owner should sign. Executors, administrators and trustees should give full title. Corporate signature should be by duly authorized officers.


Signature 1              Signature 2              Date (dd/mm/yyyy)

________________________ ________________________ [ ][ ]/[ ][ ]/[ ][ ][ ][ ]



/ /  A656                1 U P X                                             +